UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2014

1347 CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36541	46-5399422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Pierce Road, 6th Floor, Itasca IL 60143
(Address of principal executive offices, including Zip Code)

(855) 862-0436

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On July 15, 2014, the registration statement (File No. 333-195695) (the “Registration Statement”) for 1347 Capital Corp.’s (the “Company”) initial public offering (“IPO”) was declared effective by the U.S. Securities and Exchange Commission.   In connection therewith and the closing of the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated July 15, 2014, between the Company and EarlyBirdCapital, Inc. as representative of the underwriters (“EBC”), a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K;

●	A Business Combination Marketing Agreement, dated July 15, 2014, between the Company and EBC, a copy of which is filed as Exhibit 1.2 to this Current Report on Form 8-K;

●	A Warrant Agreement, dated July 15, 2014, between the Company and Continental Stock Transfer & Trust Company, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K;

●	A Rights Agreement, dated July 15, 2014, between the Company and Continental Stock Transfer & Trust Company, a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K;

●	An Investment Management Trust Agreement, dated July 15, 2014, between the Company and Continental Stock Transfer & Trust Company, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K;

●	A Registration Rights Agreement, dated July 15, 2014, between the Company and 1347 Investors LLC (the “Sponsor”), a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K;

●	Letter Agreements between the Company and the officers, directors and certain affiliates of the Company or its officers, copies of which are filed as Exhibits 10.3(a)-(j) to this Current Report on Form 8-K; and

●	A Stock Escrow Agreement, dated July 15, 2014, among the Company, 1347 Investors LLC and Continental Stock Transfer & Trust Company, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K.

On July 21, 2014, the Company consummated its IPO of 4,000,000 units (“Units”). Each Unit consists of one share of common stock, $0.0001 par value per share (“Common Stock”), one right (“Right”) to purchase one-tenth (1/10) of one share of Common Stock upon consummation of an initial business combination (a “Business Combination”) and one warrant (“Warrant”) to purchase one-half of one share of Common Stock at an exercise price of $11.50 per full share.  The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $40,000,000.

Item 3.02.  Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO, the Company consummated the private placement (“Private Placement”) to the Sponsor of 180,000 units (the “Private Units”) at a price of $10.00 per Private Unit and 600,000 warrants (the “$15 Exercise Price Sponsor Warrants”), each exercisable for one share of Common Stock at an exercise price of $15.00 per share, at a price of $0.50 per $15 Exercise Price Sponsor Warrant, generating total proceeds of $2,100,000.  The Private Units consist of one share of Common Stock (“Private Shares”), one right (“Private Right”) to purchase one-tenth (1/10) of one share of Common Stock upon consummation of a Business Combination and one warrant (“Private Warrant”) to purchase one-half of one share of Common Stock at an exercise price of $11.50 per full share. Copies of the purchase agreements relating to the Private Units and the $15 Exercise Price Sponsor Warrants are filed as Exhibits 10.5 and 10.6, respectively, to this Current Report on Form 8-K.

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The Private Units are identical to the Units, however the holders have agreed (A) to vote their Private Shares and any shares of Common Stock acquired in or after the IPO in favor of any proposed Business Combination, (B) not to propose, or vote in favor of, an amendment to the Company’s Amended and Restated Certificate of Incorporation that would affect the substance or timing of the Company’s obligation to redeem 100% of the shares of Common Stock issued in the IPO (“Public Shares”) if it does not complete a Business Combination within 18 months from the closing of the IPO (or 24 months, if the Company has entered into a letter of intent or definitive agreement with a target business for a Business Combination within 18 months from the closing of the IPO and such Business Combination has not yet been consummated within such 18-month period), unless the Company provides its public stockholders with the opportunity to redeem their Public Shares in accordance with the Company’s Amended and Restated Certificate of Incorporation, (C) not to convert any shares (including the Private Shares) into the right to receive cash from the Trust Account in connection with a stockholder vote to approve a proposed Business Combination or a vote to amend the provisions of the Company’s Amended and Restated Certificate of Incorporation relating to the substance or timing of the Company’s obligation to redeem 100% of the Public Shares if it does not complete a Business Combination within the required timeframe and (D) that the Private Shares will not be entitled to be redeemed for a pro rata portion of the funds held in the Trust Account if a Business Combination is not consummated. Additionally, subject to certain limited exceptions, the Private Units, including the underlying securities, will be subject to certain restrictions on transfer until after the Company completes a Business Combination.

The $15 Exercise Price Sponsor Warrants will become exercisable on the same timing and with the same provisions as the Warrants and Private Warrants. However, the $15 Exercise Price Sponsor Warrants will not be exercisable on a “cashless basis” and they will expire seven years after the Company’s completion of a Business Combination, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation. Additionally, subject to certain limited exceptions, the $15 Exercise Price Sponsor Warrants (including the underlying shares of Common Stock) will be subject to restrictions on transfer until after the Company completes a Business Combination.

In connection with the IPO, the Company also agreed to sell to EBC (and/or its designees), for $100, an option to purchase up to a total of 300,000 Units exercisable at $10.00 per Unit commencing on the later of the consummation of a Business Combination and one year from the date of the prospectus relating to the IPO. Since the option is not exercisable until at the earliest the consummation of a Business Combination, and the Rights included in the Units will automatically entitle the holder to receive shares of Common Stock upon consummation of a Business Combination, the option will effectively represent the right to purchase 330,000 shares of Common Stock (which includes the 30,000 shares of Common Stock which will be issued for the Rights included in the Units) for $3,000,000 and 300,000 Warrants to purchase 150,000 shares of Common Stock at $11.50 per full share. A copy of the option is filed as Exhibit 4.3 to this Current Report on Form 8-K.

Item 5.03.  Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On July 15, 2014, the Company filed its Amended and Restated Certificate of Incorporation in the State of Delaware.  The terms of the foregoing are set forth in the Registration Statement and are incorporated herein by reference.

Item 8.01.  Other Events.

A total of $40,000,000 of the net proceeds from the IPO and the Private Placement were placed in a trust account established for the benefit of the Company’s public stockholders at JP Morgan Chase Bank, N.A. (the “Trust Account”), with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal of interest to pay the Company’s working capital requirements or franchise and income taxes, none of the funds held in the Trust Account will be released until the earlier of the completion of a Business Combination or the redemption of 100% of the Public Shares if the Company is unable to consummate a Business Combination within the required timeframe.

Copies of the press releases issued by the Company announcing the effectiveness of the Registration Statement and consummation of the IPO are included as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

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Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement.

1.2	Business Combination Marketing Agreement.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement by and between Continental Stock Transfer & Trust Company and the Registrant.

4.2	Rights Agreement by and between Continental Stock Transfer & Trust Company and the Registrant.

4.3	Form of Unit Purchase Option between the Registrant and EarlyBirdCapital, Inc.

10.1	Investment Management Trust Agreement by and between Continental Stock Transfer & Trust Company and the Registrant.

10.2	Registration Rights Agreement between the Company and the Sponsor.

10.3(a)	Letter Agreement between the Company and the Sponsor.

10.3(b)	Letter Agreement between the Company and Kingsway Financial Services Inc.

10.3(c)	Letter Agreement between the Company and Fund Management Group LLC.

10.3(d)	Letter Agreement between the Company and Gordon G. Pratt.

10.3(e)	Letter Agreement between the Company and Hassan R. Baqar.

10.3(f)	Letter Agreement between the Company and Larry G. Swets, Jr.

10.3(g)	Letter Agreement between the Company and John T. Fitzgerald.

10.3(h)	Letter Agreement between the Company and Joshua Horowitz.

10.3(i)	Letter Agreement between the Company and Leo Christopher Saenger III.

10.3(j)	Letter Agreement between the Company and Thomas D. Sargent.

10.4	Stock Escrow Agreement among the Company, 1347 Investors LLC and Continental Stock Transfer & Trust Company.

10.5	Private Units Purchase Agreement between the Company and 1347 Investors LLC.

10.6	$15 Exercise Price Sponsor Warrants Purchase Agreement between the Company and 1347 Investors LLC.

99.1	Press Release Announcing Pricing of IPO.

99.2	Press Release Announcing Closing of IPO.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2014

1347 CAPITAL CORP.

By:	/s/ Hassan R. Baqar
Hassan R. Baqar
Chief Financial Officer, Secretary and Director

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EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement.

1.2	Business Combination Marketing Agreement.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement by and between Continental Stock Transfer & Trust Company and the Registrant.

4.2	Rights Agreement by and between Continental Stock Transfer & Trust Company and the Registrant.

4.3	Form of Unit Purchase Option between the Registrant and EarlyBirdCapital, Inc.

10.1	Investment Management Trust Agreement by and between Continental Stock Transfer & Trust Company and the Registrant.

10.2	Registration Rights Agreement between the Company and the Sponsor.

10.3(a)	Letter Agreement between the Company and the Sponsor.

10.3(b)	Letter Agreement between the Company and Kingsway Financial Services Inc.

10.3(c)	Letter Agreement between the Company and Fund Management Group LLC.

10.3(d)	Letter Agreement between the Company and Gordon G. Pratt.

10.3(e)	Letter Agreement between the Company and Hassan R. Baqar.

10.3(f)	Letter Agreement between the Company and Larry G. Swets, Jr.

10.3(g)	Letter Agreement between the Company and John T. Fitzgerald.

10.3(h)	Letter Agreement between the Company and Joshua Horowitz.

10.3(i)	Letter Agreement between the Company and Leo Christopher Saenger III.

10.3(j)	Letter Agreement between the Company and Thomas D. Sargent.

10.4	Stock Escrow Agreement among the Company, 1347 Investors LLC and Continental Stock Transfer & Trust Company.

10.5	Private Units Purchase Agreement between the Company and 1347 Investors LLC.

10.6	$15 Exercise Price Sponsor Warrants Purchase Agreement between the Company and 1347 Investors LLC.

99.1	Press Release Announcing Pricing of IPO.

99.2	Press Release Announcing Closing of IPO.

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